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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) February 28, 2003
                                           -----------------

                                   Ontro, Inc.
                                   -----------
             (Exact name of registrant as specified in its chapter)

         California                    001-13639                 33-0638356
         ----------                    ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

                   13250 Gregg Street
                        Poway, CA                                   92064
        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 858-486-7200
B                                                   ------------

                                       n/a
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         n/a

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         n/a

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         n/a

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

KPMG LLP was previously the principal accountants for Ontro, Inc. On February 14, 2003, that firm resigned.

In connection with the audits of the two fiscal years ended December 31, 2001, and the subsequent interim period through February 14, 2003, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement .

The audit reports of KPMG LLP on the consolidated financial statements of Ontro, Inc. and subsidiary as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of Ontro, Inc. and subsidiary as of and for the years ended December 31, 2001 and 2000, contained a separate paragraph stating the "the Company has suffered recurring losses from development stage activities and has an accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

A letter from KPMG LLP is attached as Exhibit 16.1 to this Form 8-K.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

          On February 14, 2003 Ontro Inc. terminated its CFO Kevin H. Hainley.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         n/a

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         n/a

ITEM 8. CHANGE IN FISCAL YEAR.

         n/a

ITEM 9. REGULATION FD DISCLOSURE.

         n/a

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Ontro, Inc.
                                                     a California corporation

                                                     /s/ James A Scudder
                                                     ---------------------------
                                                     James A. Scudder
Date: February  28, 2003                             Chief Executive Officer




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